UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2003


                             HAUPPAUGE DIGITAL, INC.
               (Exact Name of Registrant as Specified in Charter)



Delaware                            1-13559                  11-3227864
(State or Other                     (Commission File        (IRS Employer
Jurisdiction of Incorporation)      Number)                 Identification No.)



91 Cabot Court, Hauppauge, NY                                11788
(Address of Principal Executive Offices)                     (Zip Code)



                                 (631) 434-1600
              (Registrant's telephone number, including area code)



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          99.1   Press Release,  dated May 12, 2003, issued by
                 HAUPPAUGE  DIGITAL, INC.

Item 9.  REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN
         THIS ITEM 9 IS FURNISHED PURSUANT TO ITEM 12)

          The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

          On May 12, 2003, HAUPPAUGE DIGITAL, INC. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2003                               HAUPPAUGE DIGITAL, INC.

                                                 By: s/ Gerald Tucciarone
                                                     --------------------
                                                     Gerald Tucciarone
                                                     Chief Financial Officer